                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2003
                                                           -------------


                         NORTHWEST PIPELINE CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-7414                87-0269236
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


        295 CHIPETA WAY                                              84108
     SALT LAKE CITY, UTAH                                         (Zip Code)
(Address of principal executive
           offices)


        Registrant's telephone number, including area code: 801-583-8800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

         Northwest Pipeline Corporation wishes to disclose for Regulation FD purposes its press release dated March 4, 2003, as set forth in Exhibit 99 attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTHWEST PIPELINE CORPORATION


                                          By:    /s/ Brian K. Shore
                                                 -------------------------------
                                          Name:  Brian K. Shore
                                          Title: Corporate Secretary


Dated: March 6, 2003



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
 99              Copy of Northwest Pipeline Corporation's press release dated March 4, 2003.



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